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                                                                     EXHIBIT 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-94118) of Crown Pacific Partners, L.P. of our report dated January 26, 1998 appearing on page F-1 of this Annual Report on Form 10-K.

/s/ PRICE WATERHOUSE LLP
-----------------------------
PRICE WATERHOUSE LLP

Portland, Oregon
March 30, 1998